UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 1, 2016

Date of Report (Date of earliest event reported)

Frank’s International N.V.

(Exact name of Registrant as specified in its charter)

The Netherlands	001-36053	98-1107145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Mastenmakersweg 1

1786 PB Den Helder, The Netherlands

(Address of principal executive offices)

+31 (0)22 367 0000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 1, 2016, Frank’s International N.V. issued a press release announcing the completion of its previously announced acquisition of Blackhawk Group Holdings, Inc. A copy of the press release is furnished herewith as Exhibit 99.1 hereto and is incorporated in this Item 7.01 by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section, and is not incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated November 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frank’s International N.V.

Date: November 1, 2016	By:	/s/ Alejandro Cestero
Name: Alejandro Cestero
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated November 1, 2016.